UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

CINCINNATI BANCORP

(Exact Name of Registrant as Specified in its Charter)

Federal	000-55529	47-4931771
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6581 Harrison Avenue, Cincinnati, Ohio		45247
(Address of Principal Executive Offices)		(Zip Code)

(513) 574-3025

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Cincinnati Bancorp (the “Company”) was held on May 26, 2016. The final results of the vote on each matter submitted to a vote of shareholders are as follows:

1.	The following individuals were elected as directors of the Company, each for a three-year term or until their successors are duly elected and qualified, by the following vote:

	For	Withhold	Broker Non-Votes

Harold L. Anness	1,245,859	600	181,920
Henry C. Dolive	1,245,488	971	181,920

2.	The appointment of BKD, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the following vote:

For	Against	Abstentions	Broker Non-Votes

1,415,460	150	12,729	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BANCORP

Date: May 27, 2016	By:	/s/ Joseph V. Bunke
Joseph V. Bunke
President